BARRETT OPPORTUNITY FUND, INC.

SUPPLEMENT DATED DECEMBER 31, 2010 TO

PROSPECTUS DATED DECEMBER 31, 2010

The following supplements the section of the Prospectus entitled “Management — Manager and Sub-Administrator”:

On December 6, 2010, Legg Mason, Inc. (“Legg Mason”), Barrett Associates Inc. (“Barrett Associates”) and Barrett Asset Management, LLC (“Barrett Asset Management”) signed a definitive agreement under which Barrett Associates and its parent company, Legg Mason, agreed to sell substantially all of the property and assets of Barrett Associates to Barrett Asset Management, a newly-formed company controlled by the current management team of Barrett Associates.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, the parties expect the transaction to be completed during the first half of 2011.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the fund’s investment management contract with Barrett Associates. Therefore, the fund’s Board will be asked to approve a new investment management arrangement between the fund and Barrett Asset Management. If approved by the Board, the new investment management arrangements with Barrett Asset Management will be presented to the shareholders of the fund for their approval. There can, of course, be no assurance that the Board or the shareholders will approve the new arrangements.

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